UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Act of 1934

Date of Report (Date of earliest event
reported):   June 14, 2005

Florida Public Utilities Company

(Exact Name of Registrant as Specified in Charter)

Florida	001-10608	59-0539080

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 South Dixie Highway, West Palm Beach, Florida	33401

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(561) 832-0872

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 14, 2005, Troy W. Maschmeyer was elected by the Board of Directors to fill a vacancy on the Board of Directors. A Form 8-K was filed on June 17, 2005 reporting this event. At the time of his election, no determination had been made with respect to service by Mr. Maschmeyer on any committee of the Board of Directors. On August 24, 2005, at a meeting of the Board of Directors, Mr. Maschmeyer was appointed to serve on the Compensation Committee and on the Nominating and Corporate Governance Committee of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Public Utilities Company (Registrant)

Date: August 25, 2005	By:	/s/ John T. English
Name: John T. English Title: President and Chief Executive Officer